Exhibit 99.2

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.



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               Preliminary Structural and Collateral Term Sheet
-------------------------------------------------------------------------------

                              $378,000,000 (approximate) of Senior Certificates
[Logo Omitted] JPMORGAN              J.P. Morgan Mortgage Trust 2004-A4
                             Mortgage Pass-Through Certificates, Series 2004-A4


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                         Features of the Transaction
-----------------------------------------------------------------------------------------


- Offering consists of approximately [378mm] of Senior Certificates. expected to be rated AAA by 2 of the 3; S&P, Moody's, Fitch.

- The Amount of Senior Certificates is approximate and may vary.
- Multiple groups of Mortgage Loans will collateralize the transaction
- There are approximately [3] groups of Senior Certificates, which may vary.
- The Credit Support for each group of Senior Certificates is Cross-
Collateralized, with respect to losses.


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                                  Key Terms
-----------------------------------------------------------------------------------------

Issuer :                                                        J.P.Morgan Mortgage Trust
Underwriter :                                                 J.P.Morgan Securities, Inc.
Depositor :                                                  J.P. Morgan Acceptance Corp.
Master Servicer:                                                              Wells Fargo
Trustee:                                                                    Wachovia Bank
Type of Issuance:                                                                  Public
Servicer Advancing:                                       Yes, Subject to Recoverability.
Compensating Interest:                                                  Paid, But Capped.
Clean-Up Call/Optional Termination:              [5%] clean-up call (aggregate portfolio)
Legal Investment:                             The Senior Certificates are Expected to be
                                                           SMEEA Eligible at Settlement.
ERISA                                          Eligible: The Senior
                                               Certificates are Expected to be
                                               ERISA eligible subject to
                                               limitations set forth in the
                                               final prospectus supplement.
Tax Treatment                                                                       REMIC
Structure:                                       Senior/Subordinate w/ Shifting Interest.
                                           and Subordinate Certificate Prepayment Lockout
Expected AAA Subordination:                                                3.50% +/- .50%
Rating Agencies:                                     At least 2 of 3; Moody's, S&P, Fitch
Registration:                                                   Senior Certificates - DTC


-----------------------------------------------------------------------------------------
                           Time Table (approximate)
-----------------------------------------------------------------------------------------

Expected Settlement                                                               7/30/04
Cut-Off Date                                                                       7/1/04
First Distribution Date                                                           8/25/04
Distribution Date                                               25th or Next Business Day


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

                                                                                               7/6/04
---------------------------------------------------------------------------------------------------------
               Preliminary Mortgage Pool (s) Data (approximate)
---------------------------------------------------------------------------------------------------------

                                                          Pool 1        Pool 2                Pool 3
Collateral Type                                        7 Yr Hybrid   7 Yr Hybrid           5 Yr Hybrid
                                                          ARMS          ARMS                  ARMS
Outstanding Principal Balance                          84,943,936    167,519,000           139,723,324

Number of Mortgage Loans                                  171           298                   487
Average Principal Balance                               496,748       562,144               286,906
Weighted Average Annual
Mortgage Rate                                            4.96%         5.10%                 4.66%
Weighted Average Maturity                                 359           359                   359
Weighted Average Seasoning                                 1             1                     1
Weighted Average Months to Roll                           83            83                    59
ARM Index                                             1 Year Libor  1 Year Libor/CMT      1 Year Libor
                                                                       6 Mo Libor
Weighted Average Gross Margin                            2.25%           2.15%               2.25%
Weighted Average Net Margin                              2.00%           1.84%               1.99%
Weighted Average First Cap                               5.0%            5.0%                5.0%
Weighted Average Lifetime Cap                            5.0%            5.0%                5.0%
Weighted Average Loan-to-Value                           67%             70%                 71%
Weighted Average FICO Score                              736             737                 723
Geographic Distribution                                 Cal: 27%       Cal: 45%             Cal: 46%

Percent Owner Occupied                                    97%            92%                 94%
Percent Single Family / PUD                               90%            91%                 91%
Interest Only                                            0.0%            68%                 0%
Primary Mortgage Pool Originator/Servicer                Chase       Cendant/Cwide          Chase
Other Mortgage Pool Originator/Servicer                              Cendant/Cwide



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                               Preliminary Structure (s) Options
---------------------------------------------------------------------------------------------------------


                                                -----------------------------
Pass Throughs                                  |              |              |
                                                -----------------------------




JPMSI Mortgage Trading Desk                   Greg Boester      212.834.2499
                                              Tom Scudese       212.834.2499

---------------------------------------------------------------------------------------------------------

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JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein.
The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction.
The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange
Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Notwithstanding anything to the contrary contained herein, expect to the extent necessary to comply with applicable securities laws, any recipient of these materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer. Numerous assumptions were used in preparing these materials, which may or may not be reflected herein. As such, no assurance can be given as to the attached materials' accuracy, appropriateness or completeness in any particular context; nor as to whether these materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the accuracy or completeness of the information herein.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER
OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS
ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION
WITH THE PROPOSED TRANSACTION.



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

                           J.P. Morgan Securities Inc.
                                   JPMMT04-A4

                                   All records
                                   982 records

================================================================================================================================
                                                    All records
================================================================================================================================
Pool ID       Seller        Product   IO     Index  Count    Balance       PCT     GWAC   Servicing   NWAC     %        Percent
                                      Flag                                                                     Cali
================================================================================================================================
Pool 1   Chase Mortgage    7 Year      N     LY1    171   84,942,936.52   22.01   4.956     0.2575    4.699    27.240    22.006
                            ARM
================================================================================================================================
                    Total:                          171   84,942,936.52   22.01   4.956     0.2575    4.699    27.240    22.006
================================================================================================================================
Pool 2      Cendant        7 Year      N     CMT     38   17,205,474.24    4.46   4.677     0.3825    4.295    19.218     4.457
                            ARM
================================================================================================================================
                                             LM6      9    5,339,200.78    1.38   4.850     0.3825    4.468    19.952     1.383
================================================================================================================================
                                       Y     LM6    145   69,974,439.05   18.13   4.742     0.3825    4.360    26.111    18.128
================================================================================================================================
           Countrywide     7 Year      N     CMT      4    2,179,174.08    0.56   5.429     0.2575    5.172     0.000     0.565
                            ARM
================================================================================================================================
                                             LY1     48   24,111,632.59    6.25   5.441     0.2575    5.184    36.480     6.246
================================================================================================================================
                                       Y     LY1     74   40,563,670.46   10.51   5.586     0.2575    5.328    59.646    10.509
================================================================================================================================
                    Total:                          318  159,373,591.20   41.29   5.069     0.3301    4.739    34.907    41.288
================================================================================================================================
 Pool 3  Chase Mortgage    5 Year      N     LY1    493  141,688,277.06   36.71   4.651     0.2575    4.393    47.024    36.706
                            ARM
================================================================================================================================
                    Total:                          493  141,688,277.06   36.71   4.651     0.2575    4.393    47.024    36.706
================================================================================================================================
                Grand Total:                        982  386,004,804.78  100.00   4.891     0.2875    4.603    37.667   100.000
================================================================================================================================



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Jul 6, 2004 17:42


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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC..
("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.